Exhibit 23(j)(2)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The Henssler Funds, Inc.


                                             TAIT, WELLER & BAKER


PHILADELPHIA, PENNSYLVANIA
AUGUST 16, 2002